UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	January 28, 2010

BENIHANA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(305) 593-0770

None
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 28, 2010, pursuant to and in consideration for the Fourth Amendment to Credit Agreement and Waiver, dated November 23, 2009 (the “Amendment”), among Benihana Inc. (the “Company”), the Company’s subsidiaries, as guarantors, and Wachovia Bank, National Association, as administrative agent (the “Bank”), which amended the Credit Agreement, dated March 15, 2007, among such parties, as reported by the Company in its quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 24, 2009 (the “Form 10-Q”), certain wholly-owned subsidiaries of the Company mortgaged to the Bank the real estate owned by such subsidiaries, consisting of thirteen restaurant properties located in the states of Alaska, Florida, Georgia, Illinois, Michigan, Minnesota and Texas.

The description of the Amendment provided above is qualified in its entirety by reference to the Amendment filed as Exhibit 10.1 to the Form 10-Q.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the resignation of Juan C. Garcia as President and Chief Administrative Officer of the Company, effective January 13, 2010, Mr. Garcia and the Company entered into an agreement on January 28, 2010 (the “Agreement”) pursuant to which the Company will continue to pay to Mr. Garcia his basic compensation and car allowance until March 31, 2010, the last day of the employment term under his prior employment agreement with the Company.  Thereafter, and through January 20, 2011, the Company will pay to Mr. Garcia bi-weekly payments of $11,461.04.  In addition, the Company will make payments, on behalf of Mr. Garcia, of any premiums under the Consolidated Omnibus Budget Reconciliation Act of 1986 applicable to the health insurance coverage of only Mr. Garcia until the Company makes its final payment under the Agreement.  In consideration for the payments to be made under the Agreement, Mr. Garcia agreed, among other things, to release the Company and its affiliates from any and all claims which he might otherwise have against the Company or its affiliates.  Mr. Garcia has the right to revoke the Agreement until February 4, 2010.

The description of the Agreement provided above is qualified in its entirety by reference to the Agreement filed herewith as Exhibit 10.1 to this Report on Form 8-K and incorporated by reference herein.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit
10.1	Separation Agreement, Waiver and Release, dated as of January 28, 2010, between Benihana Inc. and Juan C. Garcia

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: February 3, 2010	By:	/s/ Richard C. Stockinger
Richard C. Stockinger Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit
10.1	Separation Agreement, Waiver and Release, dated as of January 28, 2010, between Benihana Inc. and Juan C. Garcia